LONG-TERM INVESTMENT	6 Months Ended
Jun. 30, 2025
Investments, Debt and Equity Securities [Abstract]
LONG-TERM INVESTMENT

NOTE 9 – LONG-TERM INVESTMENT

In July 2024, the Company acquired a 15% equity interest in a privately held entity (the “Investee”) for a total purchase price of RMB3 million. The purchase consideration was based on an independent valuation report obtained in connection with the transaction. The Company does not possess the ability to exercise significant influence over the operating or financial policies of the Investee. Accordingly, the investment is accounted for pursuant to ASC 321, Investments—Equity Securities.

Because the Investee’s equity securities do not have a readily determinable fair value, the Company elected the measurement alternative under ASC 321. Under this approach, the investment is recorded at cost, less impairment, and adjusted for observable price changes in orderly transactions for identical or similar securities of the same issuer.

As of June 30, 2025 and December 31, 2024, management evaluated the investment for impairment and considered whether any observable price changes occurred during the reporting period. Based on this evaluation, management concluded that no impairment indicators were present and no observable price adjustments were required. The investment is presented as a long-term asset as the Company does not expect to dispose of the interest within the next twelve months.

The ending balances of long-term investment were $418,784 and $410,998 as of June 30, 2025 and December 31, 2024, respectively.